UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 1, 2007

(Date of earliest event reported)

EMAK Worldwide, Inc.

(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23346 (Commission File No.)	13-3534145 (I.R.S. Employer Identification No.)

6330 San Vicente Boulevard

Los Angeles, California 90048

(Address of Principal executive offices, including zip code)

(323) 932-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

(a)           On March 1, 2007, the Board of Directors of EMAK Worldwide, Inc. (the “Company”) promoted Michael W. Sanders to the office of Senior Vice President and Chief Financial Officer, and designated Mr. Sanders as an executive officer of the Company. See Item 5.02 below which is incorporated herein by reference in its entirety.

Mr. Sanders’ base salary was set at $250,000 per annum and he received a grant effective March 6, 2007, the date of the public announcement of his promotion, of 10,000 restricted stock units vesting over four-years subject to his continued service with the Company, as well as a $10,000 twelve-month retention bonus. The Company intends to enter into an employment agreement with Mr. Sanders.

(b)        On March 1, 2007, the Board of Directors of the Company promoted Roy Dar to the office of Senior Vice President, Controller and Principal Accounting Officer, and designated Mr. Dar as an executive officer of the Company. Mr. Dar, age 35, joined the Company in June 1998 and has served as the Company’s Controller since March 1999. He was promoted to Vice President, Controller in April 2004.

Mr. Dar’s base salary was set at $210,000 per annum and he received a grant effective March 6, 2007, the date of the public announcement of his promotion, of 10,000 restricted stock units vesting over four-years subject to his continued service with the Company, as well as a $10,000 twelve-month retention bonus. The Company intends to enter into an employment agreement with Mr. Dar.

(c)         On March 1, 2007, the Board of Directors of the Company promoted Duane V. Johnson to the office of Senior Vice President, Human Resources and designated Mr. Johnson as an executive officer of the Company. Mr. Johnson, age 57, joined the Company in February 2004 as Vice President, Human Resources. Prior to joining the Company, Mr. Johnson was a human resources consultant from January 2003 to February 2004. From 1999 to December 2002, Mr. Johnson was Vice President, Human Resources of Joico International, a division of Shisheido of Japan.

Mr. Johnson’s base salary was set at $225,000 per annum and he received a grant effective March 6, 2007, the date of the public announcement of his promotion, of 10,000 restricted stock units vesting over four-years subject to his continued service with the Company, as well as a $10,000 twelve-month retention bonus. The Company intends to enter into an employment agreement with Mr. Johnson.

(d)           On March 1, 2007, the Board of Directors of the Company directed the promotion of Brian Kristofek to the position of Chief Executive Officer of the Company’s wholly-owned subsidiary Upshot, Inc. (“Upshot”) and designated Mr. Kristofek as an executive officer of the Company. Mr. Kristofek, age 38, joined the Company in connection with the acquisition of Upshot in July 2002, where he had served since 1996.

Mr. Kristofek’s salary was set at $325,000 per annum. The Company intends to enter into an employment agreement with Mr. Kristofek.

Item 2.02	Results of Operations and Financial Condition.

The information included in this Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On March 1, 2007, Company reported its results for the fourth quarter and twelve months ended December 31, 2006. The Company’s earnings release for the fourth quarter and twelve months ended December 31, 2006 is attached as Exhibit 99.1 to this report.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statement) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

This report contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements and are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy, and actual results may differ materially from those anticipated by the Company due to a number of uncertainties, including some presently unknown to the Company. The Company undertakes no obligation to publicly release the results of any revisions to forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2007, the Company announced that it had appointed Michael W. Sanders as the Company’s Senior Vice President and Chief Financial Officer. Mr. Sanders, age 37, joined the Company in May 2002 as Senior Director, Finance & Treasurer, and was promoted to Vice President, Finance in April 2004. Prior to joining the Company, Mr. Sanders spent ten years with Ernst & Young LLP, serving as a Senior Manager for Ernst & Young LLP’s Transaction Support Group. Mr. Sanders holds a Bachelors of Accountancy from the University of San Diego and is a registered Certified Public Accountant.

See Item 1.01 (a) above which is incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release of EMAK Worldwide, Inc. issued March 1, 2007
99.2	Press Release of EMAK Worldwide, Inc. issued March 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAK WORLDWIDE, Inc.

Date: March 7, 2007	By:	/s/Teresa L. Tormey
Teresa L. Tormey, Chief Administrative Officer & General Counsel

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